                                                                   EXHIBIT 10.80



                     COMMON STOCK PIPES PURCHASE AGREEMENT

          THIS COMMON STOCK PIPES PURCHASE AGREEMENT (the "Agreement") is made as of August 11, 2000, by and between P-Com, Inc., a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board, an agency of the State of Wisconsin (the "Investor").

                                   RECITALS:

          A. The Company desires to sell shares of the Company's Common Stock, $.0001 par value ("Common Stock") to the Investor, and the Investor desires to purchase shares of Common Stock, on the terms and subject to the conditions set forth in this Agreement.

          THE PARTIES AGREE AS FOLLOWS:

      1.  Purchase and Sale of Common Stock.
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          1.1 Sale and Issuance of Common Stock. The Company shall sell to the Investor and the Investor shall purchase from the Company, on the date of the Closing (as defined in Section 1.2 below), at a price of $6.11 per share ("Per Share Price"), 3,000,000 shares of Common Stock (the "Shares"). For ninety (90) days after the date of Closing, the Company will not, without adjusting the Per Share Price hereunder accordingly, sell (i) shares of Common Stock (other than upon the conversion or exercise of convertible or exercisable securities which were outstanding before the date of Closing or any Series A Junior Participating Preferred Stock) at a price per share of less than $6.11, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Company's Common Stock at a conversion or exercise price per share less than $6.11. In the event the Company shall, during the period ending ninety (90) days after the date of Closing, sell any shares of Common Stock (other than upon the conversion or exercise of convertible or exercisable securities which were outstanding before the date of Closing or any Series A Junior Participating Preferred Stock), or instruments that can be converted into or otherwise exchanged for Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than $6.11, the Company shall, within ten (10) business days after the Subsequent Sale, pay to the Investor an amount equal to the product of 3,000,000 times the difference between $6.11 and the Subsequent Purchase Price.

          1.2 Closing. The purchase and sale of the Shares shall take place at 1:15 p.m. Pacific Daylight Time on August 11, 2000, at the offices of Brobeck, Phleger & Harrison LLP, 12390 El Camino Real, San Diego, California 92130, or on such date and at such time and place as the Company and the Investor shall mutually agree (the "Closing"). At the Closing the Company shall deliver to the Investor two stock certificates, one representing 2,400,000 Shares and the other representing 600,000 Shares, against delivery to the Company by the Investor of the full aggregate cash purchase price by wire transfer to the Company. Prior to the Investor's delivery of payment for the Shares, the Company will deliver via facsimile a copy of the two stock certificates to be delivered upon Closing to the office of the Investor (at the fax number indicated on the signature page of this Agreement); the actual stock certificates will be delivered to the Investor by overnight courier after the Investor's delivery of payment for the Shares.

      2.  Representations and Warranties of the Company. For purposes of this
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Section 2, unless the context otherwise requires, the term "Company" shall include the Company and its subsidiaries as listed in its most recent Annual Report on Form 10-K for the year ended December 31, 1999 (the "Annual Report") filed with the Securities and Exchange Commission (the "SEC"). Except as set forth in the Disclosure Letter delivered to the Investor supplementally (the "Disclosure Letter"), the Company hereby represents and warrants to the Investor as follows:

          2.1 Corporate Organization and Authority of the Company. The Company and each of its subsidiaries:

               (a) is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges and in good standing in the state or jurisdiction of its incorporation;

               (b) has the corporate power and authority to own and operate its properties and to carry on its business as presently conducted and as proposed to be conducted; and

               (c) is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a materially adverse effect on the business, properties or financial condition of the Company and its subsidiaries, taken as a whole. The Company has furnished to the Investor true and correct copies of its Certificate of Incorporation and Bylaws, each as amended to date.

          2.2 Capitalization. The authorized capital stock of the Company consists of:

               (a)  Preferred Stock. 2,000,000 shares of Preferred Stock, $.0001
                    ---------------
par value, 750,000 shares of which have been designated Series A Junior Participating Preferred Stock, of which none were issued and outstanding as of August 4, 2000.

               (b)  Common Stock. 95,000,000 shares of Common Stock, $.0001 par
                    ------------
value, of which 77,228,710 shares were issued and outstanding as of August 4, 2000.

               (c) All outstanding shares of the Company's Common Stock have been duly authorized and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), and are fully paid and nonassessable.

               (d) Since August 4, 2000, the Company has not issued any shares of Common Stock or Preferred Stock except in connection with the exercise of outstanding options or warrants. Except as described in the Disclosure Letter, there are no options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire from the Company any shares of the Company's capital stock or other securities (whether or not authorized).

          2.3 Subsidiaries. The Company does not presently own, have any investment in, or control, directly or indirectly, any subsidiaries, associations or other business entities, except as disclosed in the Annual Report. The Company is not a participant in any joint venture or partnership, except as disclosed in the Annual Report.

          2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of all its obligations under this Agreement and for the authorization, issuance, sale and delivery of the Shares has been taken, and this Agreement, once executed by the Company and the Investor, will constitute a legally binding and valid obligation of the Company enforceable in accordance with its terms, such enforceability being subject only to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Except for rights, if any, which have been duly waived, the issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

          2.5 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, compliance with applicable federal and state securities laws), fully paid and nonassessable.

          2.6 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse in time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Certificate of Incorporation or Bylaws of the Company. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not trigger any antidilution right or rights to acquire additional equity securities in the Company and will not conflict with, or result in any violation of, or default (with or without notice or lapse in time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which could have a material adverse effect on the Company or materially impair or restrict its power to perform its obligations as contemplated hereby.

          2.7 Accuracy of Reports. The Annual Report, the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2000 filed with the SEC (the "Quarterly Report"), and any reports required to be filed by the Company thereafter to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been furnished to the Investor (together, the "SEC Reports"), have been duly filed, were (as amended to date) complete and correct in all material respects as of the dates at which the information was furnished, and (as amended to date) contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

          2.8 Changes. Except as otherwise disclosed herein, in the Disclosure Letter or in the SEC Reports, between March 31, 2000 and the date of this Agreement there has not been:

               (a) any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Quarterly Report, except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse;

               (b) any material change in the contingent obligations of the Company, whether by way of guaranty, endorsement, indemnity, warranty or otherwise;

               (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

               (d) any declaration or payment of any dividend or other distribution of the assets of the Company;

               (e)  any labor organization activity; or

               (f) to the best of the Company's knowledge, any other event or condition of any character which has materially and adversely affected the Company's assets, liabilities, financial condition, prospects or operations.

          2.9 Government Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except the filing of a Registration Statement and related activities pursuant to Section 4 hereof.

          2.10 Full Disclosure. The representations and warranties of the Company contained in this Agreement, when read together with the Disclosure Letter and the SEC Reports, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

          2.11 Conflicts Prohibited. The Company represents, warrants and covenants that to the best of its knowledge no officer or employee of Investor has a direct or indirect economic interest in the Company or its property or contracts other than as disclosed in the SEC Reports, nor will any officer or employee of Investor receive, directly or indirectly, anything of substantial economic value for his or her private benefit from the Company or anyone acting on its behalf in connection with the investment made pursuant to this Agreement.

          2.12 Intellectual Property. The Company has not violated and is not currently in violation of any copyright, trademark or other intellectual property rights of any third persons, except to the extent that such violation does not materially and adversely affect the Company or its operations.

          2.13 Litigation/Bankruptcy/Malfeasance. The Company is not the subject of and has not received notice of any legal proceedings of the following types to which the Company is a party (or, if applicable, any executive officer or director of the Company) or any of its property is the subject: any proceeding that involves a claim against the Company for damages in excess of $500,000; any material bankruptcy, receivership or similar proceedings with respect to the Company; or any criminal proceedings or civil proceedings for fraud or malfeasance of which a director or executive officer of the Company is the subject (excluding minor offenses).

      3.  Representations and Warranties of the Investor. The Investor
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represents and warrants to the Company as follows:

          3.1 Organization. It is an agency of the State of Wisconsin, duly created by statute and validly existing under the laws of the State of Wisconsin, with all requisite power and authority to conduct its business as now being conducted.

          3.2 Authority. It has all government-agency right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary government-agency action on behalf of the Investor. This Agreement has been duly executed and delivered by and constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any obligation under any provision of the authorization statute or organizational or other charter documents of the Investor or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Investor.

          3.3 Information. The Investor represents that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Shares. The delivery of any information by the Company to the Investor shall not abrogate the representations and warranties of the Company contained herein.

          3.4 No Current Resale. The Investor is acquiring the Shares for its own account and not with a view to sale or distribution. Any such sale or distribution shall be made only in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and all applicable blue sky laws. The Investor acknowledges that the Shares are not now registered under the Securities Act or any blue sky law, and might never be so registered. The Investor further acknowledges that the stock certificates representing the Shares will bear a customary securities-law restrictive legend.

          3.5 Status of Investor (Regulation D and HSR). The Investor is an "accredited investor" as such term is defined in Rule 501 as promulgated by the SEC under the Securities Act. The nature of the Investor results in the filing/waiting requirement of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 not being applicable to this transaction.

      4.  Covenants.
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          4.1  Registration of Shares.

               (a) The Company shall, before 21 days after the SEC declares effective the Company's Form S-3 registration statement for the resale of the Common Stock issued by the Company in exchange for its Series B Convertible Participating Preferred Stock, prepare and file with the SEC a registration statement on Form S-3 under the Securities Act covering the resale of the Shares by the Investor (the "Registration Statement"), and corresponding applications for registration under the blue sky laws of any states requiring such blue-sky registration (it being understood that in the vast majority of states no such registration is legally required, due to the Company's Nasdaq National Market listing or other reasons). The Company shall use its reasonable diligent efforts to obtain effectiveness of the Registration Statement and such blue sky registrations as soon thereafter as practicable, and in any event within 90 days after the date of the Closing, and shall use its best efforts to keep the Registration Statement and such blue sky registrations effective after that. In the event that the Registration Statement is not declared effective by the date that is 90 days after the date of the Closing, the Company shall pay to the Investor liquidated damages in an amount equal to (a) 0.25% of the total purchase price of the Shares purchased by the Investor pursuant to this Agreement for each complete seven-day period after the date that is 90 days after the date of Closing that the Registration Statement is not declared effective, plus (b) $200,000. Notwithstanding the foregoing, the Company will only be required to maintain the effectiveness of the Registration Statement and such blue sky registrations until the earlier of (a) such time as all of the Shares have been disposed of by the Investor, or (b) such date on which the Investor may legally dispose of all of the Shares held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act. The Company shall also cause the Shares to be listed on the Nasdaq National Market and on any stock exchange on which the Common Stock may from time to time be listed. The Company shall pay all fees and expenses incurred by the Company in connection with preparing, filing, prosecuting and updating the Registration Statement, such blue sky applications and registrations, and such listing, including all registration and filing fees, listing fees, printing expenses, and fees and disbursements of the Company's counsel and accountants.

               (b) The Investor shall cooperate fully with the Company in the preparation of such Registration Statement and blue sky applications and shall provide to the Company all information and materials (including updated information and materials) regarding itself and its proposed method of disposition of the Shares and take all actions reasonably requested by the Company to permit the Company to comply with applicable requirements of the SEC, to comply with applicable requirements of the relevant blue sky laws, and to obtain the desired acceleration of the effective date of such Registration Statement.

               (c) Subject to Section 4.1(d) hereof, the Company shall promptly prepare and file with the SEC and any relevant blue sky authorities such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with (and enable the Investor to comply with) the provisions of the Securities Act and Rule 415 thereunder with respect to the disposition of all the Shares.

               (d) During the effectiveness of the Registration Statement, the Company shall promptly notify the Investor in writing of the happening of any event or other circumstance as the result of which, in the Company's judgment,
(i) the prospectus included in the Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or (ii) the offer or resale of the Shares would otherwise have a material and adverse effect on any proposed or pending acquisition, merger, business combination or other material transaction involving the Company; and, upon receipt of such notice and until the earlier of (i) the date the Company makes available to the Investor a supplemented or amended prospectus meeting the requirements of the Securities Act and relevant blue sky laws, or (ii) the date the Company notifies the Investor that the Investor may resume offers and sales using the prior prospectus, the Investor shall not offer or sell any Shares pursuant to the Registration Statement (and shall return all copies of such prior prospectus to the Company if requested to do so by it). Notwithstanding Section 4.1(c), the Company may continue such "blackout" period or periods for such period of time as the Company considers reasonably necessary and in its best interest due to circumstances then existing, or simply due to the fact that amendments/supplements of a Registration Statement/prospectus cannot be prepared instantly; but in no event may the Company impose "blackouts" on the Investor
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for any period of ten or more consecutive business days or totaling more than 20 days in any 12 month period (plus any "Permitted Blackouts" as defined in the Registration Rights Agreement dated as of December 21, 1998 between the Company, Castle Creek Technology Partners LLC and others).

               (e) The Company shall not be required to apply for or obtain blue sky registration in any state if in connection therewith or as a condition thereto it must (i) qualify to do business in such state where it would not otherwise be required to qualify, (ii) subject itself to general taxation in such state, (iii) file a general consent to service of process in such state, or
(iv) make any change in its Certificate of Incorporation or Bylaws, which the Company's Board of Directors determines to be contrary to the best interests of the Company and its stockholders.

               (f)  Indemnification.
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               a. The Company will indemnify the Investor, and each of the officers and directors of, and each person controlling, the Investor, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on (A) any untrue statements (or alleged untrue statement) of a material fact contained in any prospectus contained in any registration statement covering the Shares for resale, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any misrepresentation or breach of any representation or warranty given or made by the Company in this Agreement, or (C) any allegation that the transactions contemplated by this Agreement violated any agreement between the Company and any third party, and will reimburse the Investor, each of its officers and directors and each person controlling the Investor, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission based upon written information furnished to the Company by the Investor specifically for use therein in the prospectus.

               b. The Investor will indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any sale of Shares which violates (or allegedly violates) the Securities Act because of violation of the prospectus delivery requirement or because more or less than the information in such prospectus is given (or alleged to be given) in connection with the sale, or (C) any misrepresentation or breach of any representation or warranty given or made by the Investor in this Agreement, and will reimburse the Company, and such directors, officers, or controlling persons, for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, but in the case of subsection
(f)(ii)(A) to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use therein.

               c. Each party entitled to indemnification under this Section 4.1(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. The Indemnified Party shall provide all cooperation reasonably requested for the defense of the claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnified Party shall not decline any settlement complying with the foregoing if it requires nothing of the Indemnified Party other than the payment of money (which is in fact paid by the Indemnifying Party) and does not include an admission of liability.

               d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any person or entity entitled to indemnification under Section 4.1(f) makes a claim for indemnification pursuant to this Section 4.1(f) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.1(f) provides for indemnification in such case; then, and in such case, the party that would otherwise be required to indemnify under Section 4.1(f) will contribute to the aggregate losses, claims, damages or liabilities to which the other parties may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the losses suffered, as well as any other relevant equitable considerations.

          4.2 Deliverables Upon Effectiveness. When and if the SEC declares the Registration Statement effective, the Company shall promptly deliver to the
Investor:

               (a) A certificate signed by the President of the Company and that the Registration Statement is effective and, to his knowledge, no stop order with respect to the Registration Statement has been issued and no proceedings therefor have been instituted.

               (b) A legal opinion of Brobeck, Phleger & Harrison LLP, counsel to the Company, in substantially the form of Exhibit B.

               (c) Such number of copies of the Registration Statement and (from time to time) of each amendment and supplement thereto, such number of copies of the prospectus (including (from time to time) any supplemental or amended prospectus) included in such Registration Statement, and such other related documents as the Investor may reasonably request in writing in order to facilitate the disposition of the Shares by the Investor.

          4.3 Current Public Information. As long as the Investor owns any Shares, the Company shall use its best efforts to properly file all SEC Reports, or otherwise make available "adequate current public information" about itself, within the meaning of Rule 144(c) under the Securities Act, to potentially make available to the Investor the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares without registration.

          4.4 Stock Option Matters. The Company's Board of Directors shall, within thirty (30) days after the Closing, adopt amendments to the Company's stock option plans and the Company's By-laws to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the stockholders, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any stock option granted under any existing or future stock option plan. This By-law may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders.

      5.  Conditions of the Investor's Obligations at Closing. The obligations
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of the Investor under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Investor:

          5.1  Bringdown. The Company's representations and warranties in
Section 2 shall be true in all material respects, as if made on and as of the date of the Closing. The

Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company before such Closing.

          5.2 Blue Sky Compliance. The Company shall be exempt from or have complied with the registration/qualification requirements of and be effective under all blue sky laws applicable to the offer and sale of the Shares to the Investor.

          5.3 Compliance Certificate. The Company shall have delivered to the Investor a certificate dated as of the date of the Closing signed by the Chief Executive Officer or President of the Company certifying that, to his knowledge, the conditions set forth in Sections 5.1, 5.2, 5.5, 5.6, and 5.7 have been satisfied.

          5.4 Opinion of Counsel. There shall have been delivered to the Investors an opinion of Brobeck, Phleger & Harrison LLP, counsel to the Company, in substantially the form of Exhibit A.

          5.5 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

          5.6 No Material Litigation. During the period from the date of this Agreement to the Closing, no material litigation shall have been initiated challenging the Company's ownership or its right to use or distribute the core technology of the Company's products, and the Company shall have not received any written threat of such litigation or any written claim so challenging the Company's rights.

          5.7 No Fraud or Malfeasance. During the period from the date of this Agreement to the Closing, (a) none of the Company's officers or directors shall have been removed for fraud or malfeasance in performance of his or her duties with respect to the affairs of the Company and (b) no new legal proceedings against any officers or directors of the Company for fraud or malfeasance in the performance of his or her duties with respect to the affairs of the Company shall have been instituted by the Company or its stockholders.

      6.  Conditions of the Company's Obligations at Closing. The obligations of
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the Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

          6.1  Bringdown. The Investor's representations and warranties in
Section 3 shall be true in all material respects, as if made on and as of the date of the Closing.

          6.2 Blue Sky Compliance. The Company shall be exempt from or have complied with the registration/qualification requirements of and be effective under all blue sky laws applicable to the offer and sale of the Shares to the Investor.

          6.3 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

      7.  Miscellaneous.
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          7.1 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract between the Company and the Investor relative to the subject matter hereof. Any previous or contemporaneous agreements, understandings, promises and representations (whether written or oral) with regard to such subject between the Company and the Investor are superseded by this Agreement.

          7.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

          7.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.4 Headings. The headings of the Sections and subsections of this Agreement are for convenience and shall not determine the interpretation of this Agreement.

          7.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or, if made by registered or certified United States mail, postage prepaid, four business days after mailing, or if made by overnight carrier, one business day after sending, in all instances addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to the Investor, as set forth below the Investor's name on the signature page to this Agreement, or at such other address as the Company or the Investor may designate by ten days' advance written notice to the Investor or the Company, respectively.

          7.6 Survival of Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for three years; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery.

          7.7 Amendment of Agreement. Any provision of this Agreement may be modified or amended, at any time, by a written instrument signed by the Company and by the Investor, and not in any other way.

          7.8 Fees and Expenses. The Company and the Investor will each bear their own fees and expenses in connection with the transactions contemplated by this Agreement.

          7.9 Finders' Fees. The Company will hold the Investor harmless from all finders' or brokers' fees in connection with the sale of the Shares to the Investor.

          IN WITNESS WHEREOF, the parties hereto have executed this Common Stock PIPES Purchase Agreement as of the day and year first above written.

                              P-COM, INC., a Delaware corporation


                                 By:  /s/ George P. Roberts
                                      --------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                       -------------------------------------

                       Address:  3175 S. Winchester Boulevard
                                 Campbell, CA 95008
                                 Attention:  Chief Financial Officer


                              STATE OF WISCONSIN INVESTMENT BOARD, a Wisconsin
                                 state agency


                                 By:  /s/ John F. Nelson
                                      ------------------

                                 Title: Investment Director
                                        -------------------

                    Address:  121 East Wilson Street
                              P.O. Box 7842
                              Madison, WI  53707
                              Fax no.:  (608) 266-2436

                                   EXHIBIT A


                                August 11, 2000


State of Wisconsin Investment Board
P.O. Box 7842
Madison, Wisconsin 53707

Ladies and Gentlemen:

     We have acted as counsel for P-Com, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of 3,000,000 shares of its common stock, par value $.0001 per share, pursuant to the Common Stock PIPES Purchase Agreement dated August 11, 2000 (the "Stock Purchase Agreement") between the Company and you. This opinion letter is being rendered to you pursuant to Section 5.4 of the Stock Purchase Agreement in connection with the Closing of the sale of the Shares. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

     In connection with the opinions expressed herein, we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

     In rendering this opinion letter we have also assumed: (A) that the Stock Purchase Agreement has been duly and validly executed and delivered by you or on your behalf, that you have the power to enter into and perform all your obligations thereunder, and that the Stock Purchase Agreement constitutes a valid, legal, binding and enforceable obligation upon you; (B) that the representations and warranties made in the Stock Purchase Agreement by you are true and correct; and (C) that any wire transfers, drafts or checks tendered by you will be honored.

     As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge", or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have not searched the dockets of any courts and we have made no inquiries of securities holders or employees of the Company, other than such officers.

     This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

     Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement or the Disclosure Letter, we are of the opinion that as of the date hereof:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted. The Company is qualified to do business as a foreign corporation in the state of California.

     2. The Company has the requisite corporate power and authority to execute, deliver and perform the Stock Purchase Agreement. The Stock Purchase Agreement has been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.

     3. The Shares have been duly authorized and, upon purchase at the Closing pursuant to the terms of the Stock Purchase Agreement, will be validly issued, nonassessable and fully paid, and free of any liens created by the Company.

     4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Stock Purchase Agreement do not violate any provision of any federal, Delaware corporate or California law, rule or regulation applicable to the Company or any provision of the Company's Restated Certificate of Incorporation or Bylaws and do not conflict with or constitute a default under the provisions of any judgment, writ, decree or order specifically identified in the SEC Reports or the material provisions of any of the material agreements specifically identified in the SEC Reports.

     5. Other than in connection with any securities laws, all consents, approvals, permits, orders or authorizations of, and all qualifications by and registrations with, any federal or Delaware corporate or California state governmental authority on the part of the Company required in connection with the execution and delivery of the Stock Purchase Agreement and consummation at the Closing of the transactions contemplated by the Stock Purchase Agreement have been obtained, and are effective, and we are not aware of any proceedings, or written threat of any proceedings, that question the validity thereof.

     6. Based in part upon the representations of you in the Stock Purchase Agreement, the offer and sale of the Shares to you pursuant to the terms of the Stock Purchase Agreement are exempt from the registration requirements of
Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Stock Purchase Agreement may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Stock Purchase Agreement which permit you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

     (B) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

     (C) We express no opinion concerning the past, present or future fair market value of any securities.

     (D) We express no opinion as to the enforceability under certain circumstances of any provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission, indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable.

     (E) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Stock Purchase Agreement other than in writing, or prohibiting oral modifications thereof or modification by course of dealing. In addition, our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

     (F) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

     (G) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status.

     (H) We express no opinion as to the compliance of the Company, the Investor or the sale of the Common Stock to the Investor with the provisions of the Small Business Investment Act of 1958, as amended, or any of the regulations promulgated thereunder.

     (I) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the Closing may include purchasers that do not meet the definition of "accredited investors" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws.

     (J) We express no opinion as to Section 7.2 of the Stock Purchase Agreement to the extent that it purports to exclude conflict of law principles under California law.

     (K) With your permission, we express no opinion regarding the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company or the Shares. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

     We advise you that some of our lawyers are stockholders of the Company.

                              Very truly yours,


                              BROBECK, PHLEGER & HARRISON LLP

                                   EXHIBIT B


                              _____________, 2000


State of Wisconsin Investment Board
P.O. Box 7842
Madison, Wisconsin 53707

Ladies and Gentlemen:

     We have acted as counsel for P-Com, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of certain Shares of its common stock, par value $.0001 per share, pursuant to the Common Stock PIPES Purchase Agreement dated August 11, 2000 (the "Stock Purchase Agreement") between the Company and you and in connection with the Company's registration with the SEC of such Shares for resale by you. This opinion letter is being rendered to you pursuant to Section 4.2(b) of the Stock Purchase Agreement in connection with the SEC declaring effective the Registration Statement for your resale of the Shares. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

     In our capacity as counsel to the Company, we have examined, among other things, originals, or copies identified to our satisfaction as being true copies, of the Registration Statement on Form S-3 (File No. 333-____________) initially filed by the Company with the SEC on ____________, 2000, for the purpose of registering the resale of the Shares under the Securities Act; Amendment No. 1 to such Registration Statement filed with the SEC on _____________, 2000; Amendment No. 2 to such Registration Statement filed with the SEC on _____________, 2000; and oral advice on ______________, 2000, from an
SEC staff examiner, that the SEC had declared such Registration Statement, as so amended, effective as of ______ p.m., Washington, D.C. time, on _____________, 2000.

     As used in this opinion letter, the phrase "to our knowledge" means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling matters for the Company (and not including any constructive or imputed notice of any information), no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but our affirmative factual investigation for the purpose of rendering this opinion letter has been limited to obtaining (a) oral advice received on ___________, from an SEC staff examiner, that the SEC had declared such Registration Statement, as amended, effective at _____ p.m. Washington, D.C. time, on _________ , 2000 and (b) oral advice received on ___________, 2000 from an SEC staff examiner that there is no stop order suspending the effectiveness of the Registration Statement.

     Based upon our examination of and reliance upon the foregoing, we are of the opinion that as of the date hereof:

     1. The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the SEC.

     This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and the Registration Statement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company, the Stock Purchase Agreement, the Registration Statement or the Shares. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                              Very truly yours,


                              BROBECK, PHLEGER & HARRISON LLP